Exhibit 10.7

FIRST AMENDMENT

TO

MANUFACTURING AND SUPPLY AGREEMENT

This First Amendment (the "First Amendment") to the Manufacturing and Supply Agreement dated O1 September 2020, is made and entered into as of the date of the last signature below (the "Effective Date"), by and between

Glenmark Life Sciences Limited.

of 4th Floor, OJA House, 470, Cardinal Gracious Road, Andheri (E), Mumbai 400099

("Glenmark")

and

Napo Pharmaceuticals, Inc

of 200 Pine Street, Suite 400, San Francisco, California 94104, USA

("Napo")

Glenmark and Napo may be referred to herein as a "Party" and, collectively, as the "Parties"

WHEREAS,

A.	The Parties have entered into a Manufacturing And Supply Agreement dated 03 September 2020 (hereinafter referred to as the "Agreement");

B.

The Parties desire to further extend the Term of the Agreement in order to further continue supply and purchase of Crofelemer Final on the terms set fo1th herein, in accordance with and as more particularly set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	All capitalized terms herein shall have the same meaning as ascribed to it under the Agreement.

2.	Extension: In accordance with Section 8.1 of the Agreement, the Parties hereby agree to extend Term of the Agreement for an additional period of three (3) years, i.e. until 31 March 2026.

3.Except as specifically set forth in this First Amendment, the Agreement will continue in full force and effect without change.

4.	This First Amendment shall co-exist and co-terminate with the Agreement.

5.The Agreement in pursuance hereof stands amended only to the extent mentioned herein.

6.

This First Amendment may be executed in one or more counterparts (with facsimile signatures acceptable), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed First Amendment shall constitute an original.

7.All signatories to this First Amendment represent that they are authorized by their respective companies to execute and deliver this First Amendment on behalf of their respective companies, and to bind such companies to the terms herein.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first set forth above.

Glenmark Life Science Limited	Napo Pharmaceuticals LLC

/s/ Lisa Conte

Name: Sumeet Wadhwani	Name: Lisa Conte
Title: Head Legal	Title: CEO & President
Date: 26 June 2023	Date: 12 July 2023